    The Universal Institutional Funds, Inc. Emerging Markets Equity Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 China  9/18/    -     $8.55  $2,427,  316,30    0.01%  0.04%    UBS      UBS
Mercha    06                  000,000     0                     Invest  Invest
  nts                                                            ment    ment
 Bank                                                           Bank,    Bank
  Co.                                                           JPMorg
  Ltd                                                            an,
                                                                China
                                                                Intern
                                                                ationa
                                                                  l
                                                                Capita
                                                                  l
                                                                Corpor
                                                                ation
                                                                Limite
                                                                d, ABN
                                                                 AMRO
                                                                 Bank
                                                                N.V.,
                                                                 Hong
                                                                 Kong
                                                                Branch
                                                                and N
                                                                  M
                                                                Rothsc
                                                                hild &
                                                                 Sons
                                                                Limite
                                                                  d,
                                                                 BOCI
                                                                 Asia
                                                                Limite
                                                                  d,
                                                                CITIC
                                                                Securi
                                                                 ties
                                                                Corpor
                                                                 ate
                                                                Financ
                                                                  e
                                                                Limite
                                                                 d ,
                                                                 CMB
                                                                Intern
                                                                ationa
                                                                  l
                                                                Capita
                                                                  l
                                                                Corpor
                                                                ation
                                                                Limite
                                                                  d,
                                                                Orient
                                                                  al
                                                                Patron
                                                                 Asia
                                                                Limite
                                                                d, CSC
                                                                Securi
                                                                 ties
                                                                Limite
                                                                d, Dao
                                                                 Heng
                                                                Securi
                                                                 ties
                                                                Limite
                                                                d, DBS
                                                                 Asia
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                First
                                                                Shangh
                                                                  ai
                                                                Securi
                                                                 ties
                                                                Limite
                                                                  d,
                                                                Guangd
                                                                 ong
                                                                Securi
                                                                 ties
                                                                Limite
                                                                  d,
                                                                Guotai
                                                                Junan
                                                                Securi
                                                                 ties
                                                                Limite
                                                                  d,
                                                                Mitsub
                                                                 ishi
                                                                 UFJ
                                                                Securi
                                                                 ties
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                Shenyi
                                                                  n
                                                                Wanguo
                                                                Capita
                                                                  l
                                                                Limite
                                                                d, Sun
                                                                 Hung
                                                                 Kai
                                                                Intern
                                                                ationa
                                                                  l
                                                                Limite
                                                                  d,
                                                                Taifoo
                                                                  k
                                                                Securi
                                                                 ties
                                                                Compan
                                                                  y
                                                                Limite
                                                                  d

                                                                China
                                                                Intern
Indust  10/23    -     $1.80  $13,900  6,376,    0.02%  0.26%   ationa  Merril
rial &   /06                  ,000,00    000                      l        l
Commer                           0                              Capita   Lynch
 cial                                                             l
 Bank                                                           Corpor
  of                                                            ation
 China                                                          Limite
                                                                  d,
                                                                 ICEA
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                (Hong
                                                                Kong)
                                                                Limite
                                                                  d,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                 AG,
                                                                 Hong
                                                                 Kong
                                                                Branch
                                                                  ,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                 Far
                                                                 East
                                                                Limite
                                                                d, BNP
                                                                Pariba
                                                                  s
                                                                Peregr
                                                                 ine
                                                                Capita
                                                                  l
                                                                Limite
                                                                d, DBS
                                                                 Asia
                                                                Capita
                                                                  l
                                                                Limite
                                                                  d,
                                                                 Hong
                                                                 Kong
                                                                 and
                                                                Shangh
                                                                  ai
                                                                Bankin
                                                                  g
                                                                Corpor
                                                                ation
                                                                Limite
                                                                  d,
                                                                Taifoo
                                                                  k
                                                                Securi
                                                                 ties
                                                                Compan
                                                                  y
                                                                Limite
                                                                  d,
                                                                Guangd
                                                                 ong
                                                                Securi
                                                                 ties
                                                                Limite
                                                                  d,
                                                                 BCOM
                                                                Securi
                                                                 ties
                                                                Compan
                                                                  y
                                                                Limite
                                                                  d,
                                                                Cazeno
                                                                  ve
                                                                 Asia
                                                                Limite
                                                                  d,
                                                                Orient
                                                                  al
                                                                Patron
                                                                 Asia
                                                                Limite
                                                                  d,
                                                                Shenyi
                                                                  n
                                                                Wanguo
                                                                Capita
                                                                  l
                                                                Limite
                                                                d, Sun
                                                                 Hung
                                                                 Kai
                                                                Intern
                                                                ationa
                                                                  l
                                                                Limite
                                                                  d

                                                                China
                                                                Intern  Citigr
 China  12/13    -      HKD   1,691,0  872,00    0.03%  0.04%   ationa    oup
 Coal    /06            4.05   00,000     0                       l      Asia
Energy                                                          Capita    Ltd
Compan                                                            l
 y Ltd                                                          Corpor
                                                                ation
                                                                Limite
                                                                  d,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                s Asia
                                                                Limite
                                                                  d,
                                                                Morgan
                                                                Stanle
                                                                y Dean
                                                                Witter
                                                                 Asia
                                                                Limite
                                                                  d